Exhibit 10.38

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 15, 2012 (this "Amendment") is by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions and lenders signatory hereto (each a "Lender" and collectively, the "Lenders") and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Specific Amendments to Credit Agreement.

(a) Section 6.4 of the Credit Agreement, Capital Expenditures, is hereby amended by deleting clause (b) thereof in its entirety and by substituting the following in lieu thereof:

"(b) $30,000,000 for Fiscal Year 2012,"

(b) Section 7.5 of the Credit Agreement, Restricted Payments, is hereby amended by deleting clause (c) thereof in its entirety and by substituting the following in lieu thereof:

"(c) repurchases and redemptions of the Parent's and its Subsidiaries' Capital Stock; provided, that (x) the aggregate amount of such Restricted Payments in the form of Capital Stock repurchases made by the Parent and/or its Subsidiaries does not exceed $40,000,000 for any Fiscal Year, and (y) the Parent and its Subsidiaries are in pro forma compliance (after giving effect to such Restricted Payments) with the financial covenants set forth in ARTICLE VI;"

Section 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) at the time of and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects as of such date);

(b) the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect; (ii) will not violate any Requirements of Law applicable to the Parent or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority; (iii) will not violate or result in a default under any Material Contract binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries; and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(c) this Amendment has been duly executed and delivered by each of the Loan Parties, and constitutes the valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

(d) each Subsidiary that is required to be a Subsidiary Loan Party pursuant to the terms of the Credit Agreement is listed on the signature pages hereto; and

(e) on and as of the date hereof, no Default or Event of Default exists.

Section 4. Conditions Precedent. This Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions precedent in a manner acceptable to the Administrative Agent:

(a) the Administrative Agent shall have received this Amendment, duly executed and delivered by the Parent, the Borrower, the Subsidiary Loan Parties, the Required Lenders and the Administrative Agent; and

(b) the Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably request.

Section 5. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit

Agreement, shall in each case mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. No Loan Party has any knowledge of any challenge to the Administrative Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 6. Release. In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases the Lenders, the Administrative Agent, the Swing Line Lender and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7. Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8. Costs and Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

Section 10. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

Section 11. Affirmation of Guaranty. By executing this Amendment, each of the Parent and the Subsidiary Loan Parties hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Guaranty and Security Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty and Security Agreement or any of the other Loan Documents to which it is a party.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER: STEINER U.S. HOLDINGS, INC.

By: s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

PARENT: STEINER LEISURE LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

SUBSIDIARY LOAN

PARTIES: STEINER TRANSOCEAN LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

MANDARA SPA (CRUISE II), L.L.C.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MANDARA SPA (BAHAMAS) LTD.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER SPA LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MANDARA SPA LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

COSMETICS LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER SPA ASIA LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER EDUCATION GROUP, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MID-ATLANTIC MASSAGE THERAPY, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

FCNH, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

STEINER BEAUTY PRODUCTS, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER MANAGEMENT SERVICES, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

ELEMIS LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER TRAINING LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

BLISS WORLD HOLDINGS, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

BLISS WORLD LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

IDEAL IMAGE DEVELOPMENT, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF NEVADA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF IDAHO, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF UTAH, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE DEVELOPMENT CORPORATION

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF TENNESSEE, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF OKLAHOMA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF WISCONSIN, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF TEXAS, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

I.I. COSMETIC INSTITUTE, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF FLORIDA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL OF NORTH CAROLINA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF GEORGIA (JV2), LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF ARIZONA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF MISSOURI, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF MARYLAND, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF NEW MEXICO, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF INDIANA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF MINNESOTA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF OREGON, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF WASHINGTON, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF VIRGINIA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL IMAGE OF KENTUCKY, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL VENTURES, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

IDEAL VENTURES OF ARIZONA, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

SEG CORT LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating

Officer and Chief Financial Officer

ADMINISTRATIVE AGENT AND

LENDERS: SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By: /s/ Eduardo M. Balcazar

Name: Eduardo M. Balcazar

Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ David Gutierrez

Name: David Gutierrez

Title: SVP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gregory Roll

Name: Gregory Roll

Title: Sr. Vice President

REGIONS BANK, as a Lender

By: /s/ Christina Kurry

Name: Christina Kurry

Title: Vice President

CITY NATIONAL BANK OF FLORIDA, as a Lender

By: /s/ John Costa

Name: John Costa

Title: SVP

JPMORGAN CHASE BANK, N.A., as a Lender

By: Brandon T. Clark

Name: Brandon T. Clark

Title: Associate

[End of Signatures]